SCHEDULE II
                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-PIONEER GROUP

                    GAMCO INVESTORS, INC.
                                 9/11/00           20,000            43.8125
                                 8/31/00           50,000            43.6250
                                 8/30/00           10,000            43.5625
                                 8/22/00           15,000            43.5000
                                 8/21/00            7,500            43.5000
                                 8/17/00              500            43.2500
                                 8/17/00           24,500            43.3600
                                 7/25/00              950-             *DO
                    GABELLI ASSOCIATES LTD
                                 9/11/00            7,500            43.7500
                                 8/17/00              200            43.3750
                    GABELLI ASSOCIATES FUND
                                 9/11/00            7,500            43.7500
                                 9/08/00            2,800            43.7500
                                 8/16/00              500            43.2500
                    GABELLI GROUP CAPITAL PARTNERS
                                 9/11/00           20,000            43.7500
          GABELLI FUNDS, LLC.
                         GABELLI ASSET FUND
                                 9/08/00           50,000            43.8125
                                 8/31/00           50,000            43.4375
                         GABELLI ABC FUND
                                 9/07/00           10,000            43.7500


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.